SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                _________


                                FORM 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934



                    Date of Report:  January 13, 1994
                    (Date of earliest event reported)


                      D E E R E   &   C O M P A N Y
           (Exact name of registrant as specified in charter)

                                DELAWARE
             (State or other jurisdiction of incorporation)

                                 1-4121
                        (Commission File Number)

                               36-2382580
                    (IRS Employer Identification No.)

                             John Deere Road
                         Moline, Illinois  61265
          (Address of principal executive offices and zip code)

                              (309)765-8000
          (Registrant`s telephone number, including area code)

                 _______________________________________
     (Former name or former address, if changed since last report.)

                           Page 1 of 2 pages.


 Item 5.    Other Events

 On January 13, 1994, the Registrant announced that it has elected to redeem on
 March 1, 1994 (the "Redemption Date") all of its outstanding
8.45% Debentures Due
 2000 (the "Debentures"). The redemption price will be equal to the principal amount of the Debentures plus interest to the Redemption Date and a 0.8% premium.
 Payment will be made upon presentation and surrender of the Debentures to: IBJ
 Schroder Bank & Trust Company, 1 State Street, New York, New
York 10004,
 Attention:  Securities Processing Window, Subcellar 1.


 Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

 (a)    Not Applicable.

 (b)    Not Applicable.

 (c)    None.

 Signatures

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant
 has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                      DEERE & COMPANY



                      By /s/ P. E. Leroy
                      P. E. Leroy, Vice President and Treasurer


Dated:  January 13, 1994